SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 11, 1997



                                 MERISEL, INC
             Exact name of registrant as specified in its charter

             DELAWARE                   0-17156         95-4172359
      -----------------------------     -----------     -------------------
      State or other jurisdiction of    (Commission     (I.R.S. Employer
      incorporation or organization)    File Number)    Identification No



        200 CONTINENTAL BOULEVARD, EL SEGUNDO, CALIFORNIA    90245-0948
        -------------------------------------------------    ----------
           Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code    (310) 615-3080



     Item 5.  OTHER EVENTS

     On September 12, 1997, Merisel, Inc. issued the press release attached hereto as Exhibit 99.1.

     Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)       Exhibits

          99.1      Press release dated September 12, 1997.


                                 SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MERISEL, INC.

     Date:  September 12, 1997          By:  /s/  KAREN A. TALLMAN
                                           ------------------------
                                           Karen A. Tallman
                                           Vice President, General
                                           Counsel and
                                           Secretary